UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)   December 22, 2000
                                           -------------------


                             American River Holdings
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            (Exact name of registrant as specified in its chapter)

   California                      0-31525                    68-0352144
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(State or other                  (Commission                (IRS Employer
jurisdiction                     File Number)             Identification No.)
of incorporation)


1545 River Park Drive, Suite 107, Sacramento, California      95815
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code         (916) 565-6100
                                                         ---------------------



Page 1 of 4 Pages
The Index to Exhibits is on Page 3

Item 5. Other Events.

         Registrant issued a press release December 21, 2000 announcing a thirteen cent cash dividend payable on January 31, 2001 to shareholders of record as of January 17, 2001. The foregoing description is qualified by reference to the press release attached hereto as Exhibit 99.1.

(99.1) Press release dated December 21, 2000




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN RIVER HOLDINGS


                             /s/ MITCHELL A. DERENZO
                             --------------------------------------------
                             Mitchell A. Derenzo, Chief Financial Officer

December 22, 2000


Page 2 of 4 Pages

                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION                                         PAGE

99.1                Press release of American River Holdings              4
                    dated December 21, 2000



Page 3 of 4 Pages